The Gabelli Small Cap Growth Fund

                              THIRD QUARTER REPORT
                                JUNE 30, 1999(A)

TO OUR SHAREHOLDERS,

      Small cap stocks excelled in the second quarter of 1999. The Russell 2000 handily beat the Dow Jones Industrial Average and outdistanced the S&P 500. This was a broad based rally, with both growth and value sectors participating. While it is premature to proclaim a major change in market leadership from large cap to small cap stocks, there appears to be a marked shift in investor sentiment from "big is beautiful" to "great things come in small packages".

INVESTMENT PERFORMANCE

      For the quarter ended June 30, 1999, The Gabelli Small Cap Growth Fund's (the "Fund") total return was 17.1%. The Value Line Composite and Russell 2000 Indices had returns of 17.3% and 15.6%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund declined 0.1% over the trailing twelve-month period. The Value Line Composite and Russell 2000 rose 10.4% and 1.5%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 1999, the Fund's total return averaged 16.6% annually versus average annual total returns of 19.1% and 15.4% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through June 30, 1999, the Fund had a cumulative total return of 267.7%, which equates to an average annual total return of 18.4%.

WHAT WE DO

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.

[picture ommitted]

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

                                                                          Calendar Quarter
-------------------------------------------------------------------------------------------------------------

                                                    1st         2nd         3rd          4th           Year

 1999:    Net Asset Value                          $19.59      $22.94        __            __          __
          Total Return                              (6.8)%      17.1%        __            __          __
------------------------------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value                          $23.93      $23.59      $18.81        $21.01      $21.01
          Total Return                              10.9%       (1.4)%     (20.3)%        14.7%        0.0%
------------------------------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value                          $19.11      $22.23      $25.42        $21.58      $21.58
          Total Return                               3.1%       16.3%       14.7%         (0.8)%      36.5%
------------------------------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value                          $19.65      $20.68      $20.02        $18.53      $18.53
          Total Return                               6.2%        5.2%       (3.2)%         3.4%       11.9%
------------------------------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value                          $17.03      $17.88      $19.34        $18.50      $18.50
          Total Return                               7.4%        5.0%        8.2%          2.6%       25.2%
------------------------------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value                          $16.76      $16.33      $17.24        $15.85      $15.85
          Total Return                              (3.6)%      (2.6)%       5.6%         (2.1)%      (2.9)%
------------------------------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value                          $15.46      $15.74      $16.90        $17.38      $17.38
          Total Return                               6.6%        1.8%        7.4%          5.3%       22.8%
------------------------------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value                          $13.42      $13.41      $13.10        $14.50      $14.50
          Total Return                               9.9%       (0.1)%      (2.3)%        12.1%       20.3%
------------------------------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value                             __         __          __          $12.21      $12.21
          Total Return                                __         __          __           22.9%(b)    22.9%(b)
------------------------------------------------------------------------------------------------------------------------------------

                Average Annual Returns - June 30, 1999 (a)
--------------------------------------------------------------------------------
              1 Year                                   (0.1)%
              5 Year                                   16.6%
              Life of Fund (b)                         18.4%

                            Dividend History
--------------------------------------------------------------------------------
     Payment (ex) Date      Rate Per Share   Reinvestment Price
     -----------------      --------------   ------------------
     December 21, 1998           $0.534           $19.80
     December 29, 1997           $3.590           $21.29
     September 30, 1997          $0.070           $25.42
     December 27, 1996           $2.160           $18.46
     December 29, 1995           $1.340           $18.50
     December 30, 1994           $1.030           $15.85
     December 31, 1993           $0.420           $17.38
     December 31, 1992           $0.185           $14.50
     December 31, 1991           $0.080           $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large
capitalization   securities.

     Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kinds of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

COMMENTARY

THE ECONOMY: DUELING DATA ON INFLATION

     Inflation played "peek-a-boo" with investors in the second quarter of 1999. A jump in April's Consumer Price Index ("CPI") rattled the bond market and had equity investors holding their breath. Inflation all but disappeared again in the May CPI numbers. The bond market stabilized and stocks regained momentum. Then, citing the emergence of "incipient ingredients" for inflation and the long lead time of monetary policy, the Federal Reserve decided to hike the Federal Funds rate by 25 basis points on June 30, in what Chairman Alan Greenspan characterized as a "preemptive action" against inflation. This sparked a flurry of observers to question whether this single modest rate hike would be an effective vaccination against inflation or just the first in a series of shots that will eventually take the froth out of the economy and financial markets.

     We are not optimistic on inflation. The inflationary threat comes partially from rising commodities prices, (most notably oil), which are recovering from severely depressed levels following the Asian economic meltdown, and from the prospect of wage inflation in fully employed America. Thus far, technology driven productivity gains have offset rising wages. Along with Fed Chairman Greenspan, we are not sure how much longer this can continue in an America with help wanted signs in an increasing number of corporate windows.

AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

     We want to echo again the question we asked in our September 30, 1998 report: Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

     Full employment, higher wages, the wealth effect associated with rising home values and a vibrant stock market have emboldened consumers, who continue to spend quite liberally. If rising interest rates discourage consumers from financing their spending spree, or we see a meaningful correction in the stock market dent consumer confidence, the engine that has been driving global economic growth may sputter. Equally important, if the U.S. consumer continues to be the sole driver of global economic activity, the U.S. balance of payments deficit will exceed even our dire forecast of a $250 billion run rate. The value of the U.S. dollar is a wild card in the mix of elements that will determine the direction of the overall U.S. economy and the stock market.

THE MARKET: EARNINGS AND INTEREST RATES

     In our first quarter 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

SMALL CAP STOCKS: BETTER EARNINGS PROSPECTS AND LOWER P/ES

     We believe small cap stocks present much better fundamental value than large caps, and going forward, could outperform in an up or down market. In view of strong earnings prospects relative to large cap stocks, the multiples of small cap stocks still have room to expand if interest rates stabilize.

     After five years of underperformance for small cap stocks, it is easy to forget that over the 25 years from 1973 through 1998, small cap stocks materially outperformed their large cap counterparts. Outperformance and underperformance has run in cycles, with large cap and small cap stocks often taking extended turns in the lead. We believe that fundamentals currently favor a significant period of small cap outperformance in the coming years.

LOTS OF WINNERS AND A FEW LOSERS

     We are quite pleased that more than 75% of our portfolio holdings finished the second quarter of 1999 with positive returns. Although we have benefited from the tailwind of a strong small cap stock market, we have added value as well, as evidenced by the Fund's outperformance of its Russell 2000 benchmark. As is usually the case, our biggest winners came from a variety of industry groups including entertainment (TCI Music), coffee (Chock Full o'Nuts), gaming (Aztar Corp.), trading cards and confection (Topps Co.), and broadcasting (Price Communications). The underlying theme on this quarter's leader board was deep value. Many of this quarter's best performers were market laggards that had become incredible fundamental bargains.

     Correspondingly, many of our worst performing stocks this quarter had been among our biggest winners in previous years. Stocks such as Centennial Cellular, Data Broadcasting Corp., Western Wireless and @Home Corp., have been terrific investments for the Fund. Did we stay too long at the table with such stocks? We don't think so. We buy what we perceive to be great companies, and rather than trade them on price swings, we hope to hold them until they live up to their full potential. We are willing to tolerate short term retreats, if we have faith in the potential for long term advances.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CARTER-WALLACE INC. (CAR - $18.1875 - NYSE) manufactures and sells consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet products. Such recognized brand names as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. Astelin, in its second year on the market, remains the only prescription antihistamine nasal spray in the U.S.

CELESTIAL SEASONINGS INC. (CTEA - $21.50 - NASDAQ), based in Boulder, Colorado, developed and popularized the herb tea category in the U.S. as a flavorful, non-caffeinated alternative to other hot beverages. With over 40 tea varieties under the Celestial Seasonings brand, CTEA is the largest manufacturer of herb teas with an estimated 50% market share. The company is expected to maintain its dominant position in the herb tea market. Celestial Seasonings is positioned to leverage its excellent brand name into dietary herbal supplements, green tea and wellness tea.

CLARCOR INC. (CLC - $19.1875 - NYSE) is a U.S.-based manufacturer and distributor of engine/mobile and industrial/environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats, as well as air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR's consumer packaging segment operates in two markets, custom-decorated metal containers and plastic closures, producing such products as Band-Aid containers, Rayovac battery shells and Kodak film canisters. Substantial cost savings and productivity improvements are expected through the end of the decade. The company has a history of bringing acquisitions profitably into the fold and is entering into strategic alliances in European and other markets.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $40.4375 - NASDAQ; CTCOB - $40.75 - NASDAQ), located in Dallas, Pennsylvania, provides local, long distance and other telecommunications services in rural areas of Pennsylvania. CTCO was formed as the result of a restructuring of C-Tec Corp. in 1997. The company currently has over 300,000 access lines and is expanding into competitive local exchange carrier ("CLEC") businesses.

LIBERTY CORP. (LC - $54.50 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. The purchase of WWAY, the ABC affiliate in Wilmington, NC, for $34 million was completed at year end. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. Former affiliate Pierce National Life Insurance Co. was sold to Fortis Inc. for $180 million. In March 1998, Liberty Corp. repurchased 2.4 million shares in a tender offer at $52 per share. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff.

KAMAN CORP. (KAMNA - $15.6875 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

MEDIA GENERAL INC. (MEG'A - $51.00 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of nearly 250,000. Media General operates thirteen network television stations in Southeastern markets, including Tampa and Jacksonville, Florida. The relaxation of broadcast station ownership restrictions provided by the Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company produces newsprint from recycled newspapers at its Garden State Paper Co. In April, MEG'A announced the sale of its Virginia cable franchises to Cox Communications for $1.4 billion. In June, MEG'A sold its equity interest in the DENVER POST to Media News Group and redeemed its preferred stock for a total of $92 million.

NORTEK INC. (NTK - $31.3125 - NYSE) is a leading manufacturer and distributor of high-quality, competitively-priced products and systems for use in building and remodeling homes and businesses. Headquartered in Providence, Rhode Island, the company's products include range hoods and other spot ventilation products, heating and air conditioning systems, wood and vinyl windows and doors, vinyl siding products, indoor air quality systems and specialty electronic products. In April, Nortek announced it had agreed to acquire three businesses from Caradon plc: Peachtree Doors and Windows, Thermal-Gard and Caradon Windows and Doors Canada.

ORANGE & ROCKLAND UTILITIES INC. (ORU - $58.4375 - NYSE) has agreed to be acquired by Consolidated Edison (ED - $45.25 - NYSE) for $1.15 billion in cash and assumed debt, allowing Con Edison to boost its power transmission business in a growing part of the New York City area. Orange & Rockland is a small utility, with most of its customers in New York's northern suburbs. Con Edison is to pay $58.50 per share for all of Orange & Rockland's 13.5 million outstanding shares. Orange & Rockland shareholders approved the merger on August 20, 1998 and the companies have filed all necessary regulatory applications. The transaction is expected to be completed once all state and federal regulatory approvals are obtained which is expected during the third quarter of 1999. In addition to the $58.50 per share, we will also receive Orange & Rockland's $0.645 quarterly dividend.

PENTON  MEDIA  INC.  (PME - $24.25 -  NYSE),  spun-off  from  Pittway  Corp.  in mid-1998, is a diversified business media company. Penton is a publisher of authoritative trade magazines, producer of important trade show/conference events, provider of electronic media and communication tools, a source for reliable direct mail lists and research services and creators of custom publications. Considered a primary business resource, Penton Media provides marketing and media solutions in an important cross section of industries: design/engineering, electronics, food/hospitality, government/compliance, Internet/IT, leisure, management, manufacturing, mechanical systems and construction, and supply chain aviation.

PITTWAY CORP. (PRY - $33.3125 - NYSE) has completed the tax-free spin-off of Penton Media. Each Pittway shareholder received one share of Penton common stock for each share of Pittway stock held. This action leaves Pittway with its core business manufacturing and distributing burglar and commercial fire alarm equipment. Pittway's ADI distribution unit is the largest supplier of alarm system components in the U.S. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink, a leading manufacturer of encryption equipment. The company has sold one million of its 3.8 million shares of U.S. Satellite Broadcasting, a direct-to-the-home ("DTH") satellite broadcast company. Its remaining shares will be sold if Hughes Electronics' acquisition of USSB (USSB - $18.00 - Nasdaq) is completed.

SOUTHWEST GAS CORP. (SWX - $28.625 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added more than 58,000 customers during 1998. Southwest is the nation's fastest growing natural gas distribution company. Southwest Gas' board of directors has approved a revised offer from Oneok Inc. (OKE - $31.75 - NYSE) to purchase all outstanding SWX shares for $30.00 per share in cash, valuing Southwest Gas at approximately $1.8 billion, including assumed debt. Regulatory approvals from the Nevada PUC and the Arizona ACC have been obtained.

UNITED TELEVISION INC. (UTVI - $104.875 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $47.125 - NYSE) television division. In January 1998, UTVI purchased WHSW in Baltimore for $80 million. The station began broadcasting as WUTB, a UPN affiliate, immediately following completion of the acquisition. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), closed on July 7, 1999. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 59%-owned by BHC Communications (BHC - $130.00 - AMEX). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost control enhance EBITDA prospects.

USA NETWORKS INC. (USAI - $40.125 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     After an extended and fitful nap, small cap stocks jumped off the couch in the second quarter of 1999. We believe small cap stocks are well rested for an extended period of superior performance relative to the large caps that have been leading the market for five years. We continue to find what we believe to be exceptional values in the small cap arena. We are confident that we will fully participate in what may prove to be a small cap stock renaissance.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                                       Sincerely,

                                                       /s/ Mario J. Gabelli, CFA
                                                       -------------------------
                                                       MARIO J. GABELLI, CFA

                                                       Portfolio Manager and

                                                       Chief Investment Officer

July 30, 1999

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 1999
                                  -------------
          Liberty Corp.                        CLARCOR Inc.
          USA Networks Inc.                    Celestial Seasonings Inc.
          United Television Inc.               Carter-Wallace Inc.
          Pittway Corp.                        Penton Media Inc.
          Kaman Corp.                          Nortek Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end ofthe period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
                                                                          MARKET
    SHARES                                                                 VALUE
    ------                                                                ------
            COMMON STOCKS -- 98.4%
            AGRICULTURE -- 0.0%
     6,500  Cadiz Inc.+                                              $    61,344
                                                                     -----------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.3%
   100,000  Acktion Co.+ .......................................         847,945
    68,000  GenCorp Inc. .......................................       1,717,000
    10,000  Lund International Holdings Inc.+ ..................          62,500
    20,000  Meritor Automotive Inc. ............................         510,000
   125,000  Modine Manufacturing Co. ...........................       4,070,312
     5,250  Monro Muffler Brake Inc.+ ..........................          42,000
    45,000  Redlaw Industries Inc.+ ............................          10,013
     1,000  SPX Corp.+ .........................................          83,500
   151,000  Standard Motor Products Inc. .......................       3,699,499
    17,000  Strattec Security Corp.+ ...........................         573,750
    46,600  Superior Industries International Inc...............       1,272,763
   122,000  TransPro Inc. ......................................         640,500
   190,000  Wynn's International Inc. ..........................       3,503,125
                                                                     -----------
                                                                      17,032,907
                                                                     -----------
            AVIATION: PARTS AND SERVICES-- 4.3%
    15,000  AAR Corp. ..........................................         340,313
    10,000  Aviall Inc.+ .......................................         188,125
     6,300  Barnes Group Inc. ..................................         137,025
    50,000  Coltec Industries Inc.+ ............................       1,084,375
    56,000  Curtiss-Wright Corp. ...............................       2,177,000
     7,500  Ducommun Inc.+ .....................................          89,531
   152,425  Fairchild Corp., Cl. A+ ............................       1,943,419
    26,500  Hi-Shear Industries Inc.+ ..........................          68,320
   320,000  Kaman Corp., Cl. A .................................       5,020,000
    80,000  Moog Inc., Cl. A+ ..................................       2,749,999
                                                                       ---------
                                                                      13,798,107
                                                                     -----------
            BROADCASTING -- 7.3%
   200,000  Ackerley Group Inc. ................................       3,637,500
    20,000  Granite Broadcasting Corp.+ ........................         156,250
    32,000  Gray Communications Systems Inc. ...................         640,000
    48,000  Gray Communications Systems Inc., Cl. B ............         678,000
    55,000  Hearst-Argyle Television Inc.+ .....................       1,320,000
   167,000  Liberty Corp. ......................................       9,101,499
   100,000  Paxson Communications Corp.+ .......................       1,350,000
    60,000  Price Communications Corp.+ ........................         900,000
    52,800  United Television Inc. .............................       5,537,400
     3,000  Young Broadcasting Inc., Cl. A+ ....................         127,688
                                                                       ---------
                                                                      23,448,337
                                                                      ----------
            BUILDING AND CONSTRUCTION-- 2.0%
    16,000  Florida Rock Industries Inc. .......................         728,000
    14,000  Morgan Products Ltd.+ ..............................          53,375
   130,000  Nortek Inc.+ .......................................       4,070,625
     8,000  Oakwood Homes Corp. ................................         105,000
    75,000  Republic Group Inc. ................................       1,350,000
                                                                       ---------
                                                                       6,307,000
            BUSINESS SERVICES -- 2.9%
    24,000  Amway Asia Pacific Ltd.+ ...........................         279,000
    35,641  Amway Japan Ltd., ADR ..............................         178,205
    40,000  Berlitz International Inc.+ ........................         735,000
    22,000  Borg-Warner Security Corp.+ ........................         446,875
   610,400  Career Blazers Inc.+ ...............................         297,875
     6,000  Carlisle Holdings Ltd.+ ............................          87,000
    12,000  Data Broadcasting Corp.+ ...........................         126,750
     3,000  Data Transmission Network Corp.+ ...................          84,375
     2,000  Gartner Group Inc.+ ................................          41,000
    13,000  Hach Co. ...........................................         235,625
    20,000  Hach Co., Cl. A ....................................         352,500
    30,000  Industrial Distribution Group Inc.+ ................         151,875
    10,000  Landauer Inc. ......................................         295,000
     5,000  MDC Communications Corp., Cl. A+ ...................          60,625
   100,000  Nashua Corp.+ ......................................         987,500
   110,000  Paxar Corp.+ .......................................         990,000
    15,000  Pittston Brink's Group .............................         401,250
    18,000  Princeton Video Image Inc.+ ........................          81,563
    12,000  PubliCard Inc.+ ....................................         122,250
    40,000  R. H. Donnelley Corp. ..............................         782,500
    50,000  Rental Services Corp.+ .............................       1,431,250
    87,000  Trans-Lux Corp. (b) ................................         717,750
     8,000  Wackenhut Corp., Cl. A .............................         238,000
     6,187  Wackenhut Corp., Cl. B .............................         148,488
                                                                      ----------
                                                                       9,272,256
                                                                      ----------
            CABLE -- 1.4%
    20,000  Cablevision Systems Corp., Cl. A+ ..................       1,400,000
     2,000  TCA Cable TV Inc. ..................................         111,000
    45,000  United International Holdings Inc., Cl. A+ .........       3,043,125
                                                                      ----------
                                                                       4,554,125
                                                                      ----------
            COMMUNICATIONS EQUIPMENT-- 0.3%
   100,000  Allen Telecom Inc.+ ................................       1,075,000
                                                                      ----------
            COMPUTER SOFTWARE AND SERVICES-- 1.8%
     1,000  @Home Corp., Ser. A+ ...............................          53,938
     3,000  Anacomp Inc.+ ......................................          51,000
    92,500  Bull Run Corp.+ ....................................         387,344
    10,000  CDnow Inc.+ ........................................         176,250
     3,000  Checkfree Holdings Corp.+ ..........................          82,688
     3,000  Cylink Corp.+ ......................................          11,250
    20,000  Internet.com Corp.+ ................................         251,250
       200  Macromedia Inc.+ ...................................           7,050
    75,000  Phoenix Technologies Ltd.+ .........................       1,340,625
    30,000  QuadraMed Corp.+ ...................................         243,750
   440,000  Tyler Technologies Inc.+ ...........................       3,024,999
                                                                      ----------
                                                                       5,630,144
                                                                      ----------
THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
                                                                          MARKET
    SHARES                                                                 VALUE
    ------                                                                ------
            COMMON STOCKS (CONTINUED)
            CONSUMER PRODUCTS -- 4.8%
     3,000  Action Performance Companies Inc.+ .................       $  99,000
    20,000  Adams Golf Inc.+ ...................................          51,250
   250,000  Carter-Wallace Inc. ................................       4,546,874
    33,000  Church & Dwight Co. Inc. ...........................       1,435,500
    12,000  Coachmen Industries Inc. ...........................         279,000
     3,000  Department 56 Inc.+ ................................          80,625
     8,000  French Fragrances Inc.+ ............................          58,500
    68,000  General Cigar Holdings Inc.+ .......................         531,250
   133,500  General Cigar Holdings Inc., Cl. B+ (a) ............       1,042,969
   100,000  General Housewares Corp. ...........................       1,943,750
    62,000  Genlyte Group Inc.+ ................................       1,391,125
     2,000  Harley-Davidson Inc. ...............................         108,750
   120,000  Hartmarx Corp.+ ....................................         502,500
    10,000  Madden (Steven) Ltd.+ ..............................         135,625
    25,000  National Presto Industries Inc. ....................         956,250
    14,000  Nature's Sunshine Products Inc. ....................         147,000
     4,000  Scotts Co., Cl. A+ .................................         190,500
    10,000  Skyline Corp. ......................................         293,125
    14,000  Stewart Enterprises Inc., Cl. A ....................         203,875
   110,000  Weider Nutrition International Inc. ................         453,750
    70,000  Wolverine World Wide Inc. ..........................         980,000
                                                                      ----------
                                                                      15,431,218
                                                                     -----------
            CONSUMER SERVICES -- 1.0%
    15,000  Bowlin Outdoor Advertising &
            Travel Centers Inc.+ ...............................          90,000
   100,000  Loewen Group Inc. ..................................          56,250
    18,000  Response USA Inc.+ .................................           3,188
   162,000  Rollins Inc. .......................................       2,581,875
    25,000  Travel Services International Inc.+ ................         300,000
                                                                       ---------
                                                                       3,061,313
                                                                       ---------
            COUNTRY AND CLOSED END FUNDS-- 1.3%
    45,000  Central European Equity Fund Inc. ..................         587,813
    78,000  Dresdner RCM Europe Fund Inc. ......................         983,580
    45,000  France Growth Fund Inc. ............................         618,750
    32,000  Germany Fund Inc. ..................................         452,000
    40,000  Italy Fund Inc. ....................................         585,000
    65,000  New Germany Fund Inc. ..............................         792,187
    11,000  Spain Fund Inc. ....................................         165,000
                                                                       ---------
                                                                       4,184,330
                                                                       ---------
            DIVERSIFIED INDUSTRIAL-- 5.9%
    99,500  Ampco-Pittsburgh Corp. .............................       1,274,844
     8,000  Anixter International Inc.+ ........................         146,000
    60,000  Crane Co. ..........................................       1,886,250
    37,500  Gardner Denver Machinery Corp.+ ....................         604,688
    15,000  GATX Corp. .........................................         570,938
    70,000  GenTek Inc. ........................................         971,250
    36,000  Katy Industries Inc. ...............................         468,000
   450,000  Lamson & Sessions Co.+ .............................       2,699,999
    75,000  Lindsay Manufacturing Co. ..........................       1,317,188
    45,000  MagneTek Inc.+ .....................................         475,313
    16,000  Myers Industries Inc. ..............................         320,000
   610,400  Noel Group Inc.+ ...................................         400,575
    20,000  O'Sullivan Corp. ...................................         243,750
    40,000  Oil-Dri Corporation of America .....................         640,000
   115,000  Park-Ohio Holdings Corp.+ ..........................       1,947,812
    22,000  Standex International Corp. ........................         602,250
     5,500  Thermo Power Corp.+ ................................          64,109
   190,000  Thomas Industries Inc. .............................       3,894,999
    60,000  WHX Corp.+ .........................................         393,750
                                                                       ---------
                                                                      18,921,715
                                                                       ---------
            EDUCATION -- 0.0%
    22,000  Whitman Education Group Inc.+ ......................         132,000
                                                                       ---------
            ELECTRONICS -- 0.9%
   642,500  Oak Technology Inc.+ ...............................       2,329,063
    22,000  Watkins-Johnson Co. ................................         649,000
                                                                       ---------
                                                                       2,978,063
                                                                     -----------
            ENERGY AND UTILITIES-- 4.9%
    26,000  AGL Resources Inc. .................................         479,375
     5,000  Aquarion Co. .......................................         173,750
     6,000  Basin Exploration Inc.+ ............................         120,375
    20,000  Central Hudson Gas & Electric Corp. ................         840,000
    81,660  Citizens Utilities Co., Cl. A+ .....................         908,467
     1,500  Connecticut Water Service Inc. .....................          40,500
    18,000  Eastern Enterprises ................................         715,500
     5,000  Fall River Gas Co. .................................          95,000
    42,000  Florida Public Utilities Co. .......................         792,750
    10,000  Forcenergy Inc.+ ...................................           9,375
   130,000  Kaneb Services Inc.+ ...............................         552,500
    60,000  Orange & Rockland Utilities Inc. ...................       3,506,249
    15,000  Petroleum Geo-Services ASA+ ........................         223,125
   300,000  RPC Inc. ...........................................       2,625,000
   110,000  Southwest Gas Corp. ................................       3,148,750
    15,000  Tesoro Petroleum Corp.+ ............................         239,063
     5,000  TransMontaigne Oil Co.+ ............................          62,813
    38,500  United Water Resources Inc. ........................         873,469
    15,000  Wicor Inc. .........................................         419,063
                                                                       ---------
                                                                      15,825,124
                                                                       ---------

            ENTERTAINMENT -- 6.7%
   105,000  Ascent Entertainment Group Inc.+ ...................       1,483,125
    15,000  Dover Downs Entertainment Inc. .....................         265,313
    43,000  Fisher Companies Inc. ..............................       2,709,000
   125,000  Florida Panthers Holdings Inc.+ ....................       1,335,938
    55,000  GC Companies Inc.+ .................................       1,966,250
     3,000  International Speedway Corp. .......................         144,000
     4,000  Loews Cineplex Entertainment Corp.+ ................          43,500
     3,000  Metromedia International Group Inc.+ ...............          22,500

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
                                                                          MARKET
    SHARES                                                                 VALUE
    ------                                                                ------
            COMMON STOCKS (CONTINUED)
            ENTERTAINMENT (CONTINUED)
    10,000  TCI Music Inc.+ ....................................       $ 353,750
   172,100  Topps Co. Inc.+ ....................................       1,253,103
   107,500  TV Guide Inc.+ .....................................       3,937,187
   195,000  USA Networks Inc.+ .................................       7,824,374
                                                                       ---------
                                                                      21,338,040
                                                                       ---------
            ENVIRONMENTAL SERVICES-- 0.0%
    40,000  EnviroSource Inc.+ .................................          85,000
                                                                       ---------
            EQUIPMENT AND SUPPLIES-- 13.9%
    42,000  AFC Cable Systems Inc.+ ............................       1,483,125
    15,000  Alltrista Corp.+ ...................................         495,000
   145,000  AMETEK Inc. ........................................       3,335,000
    20,500  Amphenol Corp., Cl. A+ .............................         814,875
   320,000  Baldwin Technology Co. Inc., Cl. A+ ................         940,000
    20,000  Belden Inc. ........................................         478,750
     4,000  Bway Corp.+ ........................................          57,000
    20,000  C&D Technologies Inc. ..............................         612,500
   259,900  CLARCOR Inc. .......................................       4,986,830
     5,000  Commercial Intertech Corp. .........................          79,688
    60,000  Core Materials Corp.+ ..............................         187,500
    35,000  CTS Corp. ..........................................       2,450,000
    59,000  Cuno Inc.+ .........................................       1,128,375
   257,600  Fedders Corp. ......................................       1,722,700
   100,000  Flowserve Corp. ....................................       1,893,750
    40,000  General Magnaplate Corp. ...........................         137,500
    70,000  Gerber Scientific Inc. .............................       1,544,375
    40,000  Global Industrial Technologies Inc.+ ...............         482,500
   145,000  Hussmann International Inc. ........................       2,401,563
    34,650  Johnston Industries Inc.+ ..........................          75,797
    10,000  K-Tron International Inc.+ .........................         176,250
   113,000  Kollmorgen Corp. ...................................       1,695,000
    10,000  Littelfuse Inc.+ ...................................         192,500
    22,000  Lufkin Industries Inc. .............................         440,000
    30,000  Mark IV Industries Inc. ............................         633,750
   115,000  Material Sciences Corp.+ ...........................       1,725,000
    20,000  Met-Pro Corp. ......................................         250,000
   160,000  Pittway Corp. ......................................       5,329,999
     2,000  Plantronics Inc.+ ..................................         130,250
    26,000  Raytech Corp.+ .....................................         107,250
     5,000  Sames Corp.+ .......................................          99,375
     3,147  Schawk Inc. ........................................          28,126
    40,000  Sequa Corp., Cl. A+ ................................       2,800,000
    12,500  Sequa Corp., Cl. B+ ................................         893,750
    47,000  SL Industries Inc. .................................         605,125
     1,000  Smith (A.O.) Corp. .................................          28,000
     9,000  Smith (A.O.) Corp., Cl. A ..........................         247,500
    74,000  SPS Technologies Inc.+ .............................       2,775,000
     5,000  Teleflex Inc. ......................................         217,188
    15,000  Tennant Co. ........................................         480,000
     5,000  Valmont Industries Inc. ............................          85,156
     7,875  Watsco Inc., Cl. B .................................         128,707
                                                                       ---------
                                                                      44,374,754
                                                                       ---------
            FINANCIAL SERVICES -- 3.0%
    30,000  Argonaut Group Inc. ................................         720,000
    68,000  Berliner Bank Aktiengesellschaft ...................         936,190
    45,000  Danielson Holding Corp.+ ...........................         258,750
     1,000  Federal Agricultural Mortgage Corp., Cl. C+ ........          68,625
    39,000  Gainsco Inc. .......................................         229,125
    18,000  Hibernia Corp. .....................................         282,375
     3,000  Landamerica Financial Group ........................          86,250
    15,916  Metris Companies Inc. ..............................         648,577
   105,000  Midland Co. ........................................       2,572,500
     1,500  Net.B@nk Inc.+ .....................................          57,000
   223,000  Pioneer Group Inc.+ ................................       3,846,750
                                                                       ---------
                                                                       9,706,142
                                                                       ---------
            FOOD AND BEVERAGE -- 4.4%
    12,000  Advantica Restaurant Group Inc.+ ...................          41,250
    34,863  Buenos Aires Embotelladora SA+ (a) .................               0
   218,000  Celestial Seasonings Inc.+ .........................       4,686,999
     6,000  Cheesecake Factory Inc.+ ...........................         183,000
   226,100  Chock Full o'Nuts Corp.+ ...........................       2,359,919
   125,000  Eskimo Pie Corp. ...................................       1,078,125
     1,000  Farmer Brothers Co. ................................         202,500
    20,000  Genesee Corp., Cl. B ...............................         530,000
    10,000  International Multifoods Corp. .....................         225,625
     4,000  Irwin Naturals/4Health Inc.+ .......................           7,500
    15,000  J & J Snack Foods Corp.+ ...........................         360,000
     8,000  Midwest Grain Products Inc.+ .......................          89,000
     1,000  Mondavi (Robert) Corp.+ ............................          36,375
     1,000  Northland Cranberries Inc., Cl. A ..................           8,438
   130,000  Pepsi-Cola Puerto Rico Bottling Co.+ ...............         715,000
    40,000  Ralcorp Holdings Inc.+ .............................         642,500
     5,000  Sylvan Food Holdings Inc.+ .........................          58,125
    31,658  Tootsie Roll Industries Inc. .......................       1,222,790
    88,000  Twinlab Corp.+ .....................................         756,250
    48,000  Whitman Corp. ......................................         864,000
                                                                       ---------
                                                                      14,067,396
                                                                       ---------
            HEALTH CARE -- 1.0%
    15,000  Inamed Corp.+ ......................................         222,188
   140,000  IVAX Corp.+ ........................................       1,977,500
     6,100  Life Technologies Inc. .............................         220,363
    48,000  Penwest Pharmaceuticals Co.+ .......................         383,999
     3,620  U.S. Physical Therapy Inc.+ ........................          30,770
    20,000  Women First HealthCare Inc.+ .......................         265,000
                                                                      ---------
                                                                       3,099,820
                                                                       ---------
THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)
                                                                          MARKET
    SHARES                                                                 VALUE
    ------                                                                ------
            COMMON STOCKS (CONTINUED)
            HOME FURNISHINGS -- 1.1%
     7,000  Bassett Furniture Industries Inc. ..................       $ 160,125
     2,000  Bed Bath & Beyond Inc.+ ............................          77,000
    17,000  Foamex International Inc. ..........................          94,563
    30,000  La-Z-Boy Chair Co. .................................         690,000
    50,000  Mikasa Inc. ........................................         565,625
    70,000  Oneida Ltd. ........................................       1,968,750
                                                                       ---------
                                                                       3,556,063
                                                                       ---------
            HOTELS AND GAMING -- 3.9%
   410,000  Aztar Corp.+ .......................................       3,766,875
    15,000  Boyd Gaming Corp.+ .................................         105,000
    20,000  Churchill Downs Inc. ...............................         690,000
    60,000  Extended Stay America Inc.+ ........................         720,000
    94,000  Gaylord Entertainment Co. ..........................       2,820,000
   140,000  Jackpot Enterprises Inc.+ ..........................       1,190,000
     5,000  Jurys Hotel Group plc ..............................          39,704
    30,000  Lakes Gaming Inc.+ .................................         328,125
    52,000  Mirage Resorts Inc.+ ...............................         871,000
   100,000  Park Place Entertainment Corp.+ ....................         968,750
    22,000  Penn National Gaming Inc.+ .........................         203,500
    10,000  Station Casinos Inc.+ ..............................         203,750
   110,000  Trump Hotels & Casino Resorts Inc.+ ................         501,875
                                                                       ---------
                                                                      12,408,579
                                                                       ---------
            METALS AND MINING -- 0.4%
   199,000  Echo Bay Mines Ltd.+ ...............................         286,063
   190,000  Royal Oak Mines Inc.+ ..............................           8,344
    28,000  Stillwater Mining Co.+ .............................         915,250
     5,000  Toreador Royalty Corp.+ ............................          15,000
   100,000  TVX Gold Inc.+ .....................................         100,000
                                                                       ---------
                                                                       1,324,657
                                                                       ---------
            PAPER AND FOREST PRODUCTS-- 1.0%
   123,000  Greif Bros. Corp.+ .................................       3,136,500
                                                                       ---------
            PUBLISHING -- 4.4%
   121,278  Independent News & Media plc .......................         581,579
     2,000  Lee Enterprises Inc. ...............................          61,000
    40,000  McClatchy Newspapers Inc., Cl. A ...................       1,325,000
    52,000  Media General Inc., Cl. A ..........................       2,652,000
    23,000  Meredith Corp. .....................................         796,375
   175,000  Penton Media Inc. ..................................       4,243,750
    45,000  Pulitzer Inc. ......................................       2,185,313
   195,000  Thomas Nelson Inc. .................................       2,169,375
    12,000  Wiley (John) & Sons Inc., Cl. B ....................         223,500
                                                                       ---------
                                                                      14,237,892
                                                                       ---------
            PUMPS AND VALVES -- 2.6%
    55,000  Franklin Electric Co. ..............................       3,575,000
    17,775  Gorman-Rupp Co. ....................................         293,288
    17,000  Graco Inc. .........................................         499,375
    70,000  IDEX Corp. .........................................       2,301,250
    10,000  Robbins & Myers Inc. ...............................         223,125
    30,000  Roper Industries Inc. ..............................         960,000
    22,000  Watts Industries Inc. ..............................         422,125
                                                                       ---------
                                                                       8,274,163
                                                                       ---------
            REAL ESTATE -- 1.2%
   150,000  Catellus Development Corp.+ ........................       2,325,000
   118,000  Griffin Land & Nurseries Inc.+ .....................       1,401,250
     9,000  Gyrodyne Company of America Inc.+ ..................         153,000
                                                                       ---------
                                                                       3,879,250
                                                                       ---------
            RETAIL -- 4.2%
    60,000  Aaron Rents Inc. ...................................       1,335,000
    46,000  Aaron Rents Inc., Cl. A ............................         828,000
    10,000  Borders Group Inc.+ ................................         158,125
   110,000  Burlington Coat Factory Warehouse Corp. ............       2,124,375
    25,000  Coldwater Creek Inc.+ ..............................         487,500
    10,000  Gerald Stevens Inc.+ ...............................         120,000
   115,000  Ingles Markets Inc., Cl. A .........................       1,753,750
   210,000  Lillian Vernon Corp. ...............................       2,730,000
     2,500  Midas Inc. .........................................          70,938
    33,500  Mott's Holdings Inc.+ (a) ..........................         201,000
    95,000  Neiman Marcus Group Inc.+ ..........................       2,440,313
   190,000  Scheib (Earl) Inc.+ ................................         902,500
   100,000  Sports Authority Inc.+ .............................         443,750
                                                                       ---------
                                                                      13,595,251
                                                                     -----------
            SATELLITE -- 0.5%
    38,000  COMSAT Corp. .......................................       1,235,000
     5,000  Pegasus Communications Corp.+ ......................         197,188
    40,000  TCI Satellite Entertainment+ .......................         117,500
                                                                    ------------
                                                                       1,549,688
                                                                    ------------
            SPECIALTY CHEMICALS-- 1.7%
    31,000  Airgas Inc.+ .......................................         379,750
    15,000  Bush Boake Allen Inc.+ .............................         438,750
    38,000  Dexter Corp. .......................................       1,550,875
    75,000  Ferro Corp. ........................................       2,062,500
    70,000  General Chemical Group Inc. ........................         218,750
       600  MacDermid Inc. .....................................          27,900
    32,000  Penford Corp. ......................................         520,000
    11,000  Sybron Chemicals Inc.+ .............................         195,250
                                                                     -----------
                                                                       5,393,775
                                                                     -----------

            TELECOMMUNICATIONS -- 2.4%
    23,000  ARC International Corp.+ ...........................          30,188
     9,200  Atlantic Tele-Network Inc. .........................          96,600
    47,300  Commonwealth Telephone
            Enterprises Inc.+ ..................................       1,912,693
    20,000  Commonwealth Telephone
            Enterprises Inc., Cl. B+ ...........................         815,000
   100,000  Communications Systems Inc. ........................       1,237,500
   105,000  GST Telecommunications Inc.+ .......................       1,384,688

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1999 (UNAUDITED)

                                                                          MARKET
    SHARES                                                                 VALUE
    ------                                                           -----------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS (CONTINUED)
    10,000  RCN Corp.+ .........................................       $ 416,250
    40,000  Rogers Communications Inc., Cl. B+ .................         647,500
    20,000  Viatel Inc.+ .......................................       1,122,500
                                                                     -----------
                                                                       7,662,919
                                                                     -----------
            TRANSPORTATION -- 0.0%
     2,000  Irish Continental Group plc ........................          17,222
    50,000  OMI Corp.+ .........................................         103,125
                                                                     -----------
                                                                         120,347
                                                                     -----------
            WIRELESS COMMUNICATIONS -- 1.9%
    70,000  Aerial Communications Inc.+ ........................         945,000
     8,000  Associated Group Inc., Cl. A+ ......................         521,000
    24,000  Cellular Communications of
            Puerto Rico Inc.+ ..................................         684,000
     1,000  Centennial Cellular Corp.+ .........................          35,625
    35,000  CommNet Cellular Inc.+ .............................         918,750
    22,000  Corecomm Ltd.+ .....................................       1,061,500
    10,000  Rural Cellular Corp., Cl. A+ .......................         200,000
     8,000  Teligent Inc., Cl. A+ ..............................         478,500
    20,000  VoiceStream Wireless Corp.+ ........................         568,750
    20,000  Western Wireless Corp., Cl. A+ .....................         540,000
                                                                     -----------
                                                                       5,953,125
                                                                     -----------
            TOTAL COMMON STOCKS
PRINCIPAL
AMOUNT
---------
                                                                     315,476,344
                                                                     -----------
            CORPORATE BONDS -- 0.0%
            EQUIPMENT AND SUPPLIES-- 0.0%
     $ 500  MacNeal-Schwendler Corp.,
            Sub. Deb. Cv.
            7.88%, 08/18/04 ....................................             419
                                                                     -----------
            U.S. GOVERNMENT OBLIGATIONS -- 2.1%
 6,905,000  U.S. Treasury Bills,
            4.47% to 4.69% ++,
            due 07/29/99 to 09/23/99 ...........................       6,845,687
                                                                     -----------
            TOTAL INVESTMENTS  --  100.5%
             (Cost $233,911,229) ...............................    $322,322,450

            OTHER ASSETS AND
             LIABILITIES (NET)  --  (0.5)% .....................     (1,687,338)
                                                                     -----------
            NET ASSETS  --  100.0%
             (13,979,720 shares outstanding) ...................    $320,635,112
                                                                     ===========
            NET ASSET VALUE,
             OFFERING AND REDEMPTION
             PRICE PER SHARE ...................................          $22.94
                                                                         =======
--------------------
(a) Security fair valued as determined by the Board of Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
 +  Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                            Gabelli Family of Funds

GABELLI ASSET FUND __________________________________

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND__________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(NO-LOAD)                                 PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND_______________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation.
(NO-LOAD)                                      PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND______________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND____________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation.
(NO-LOAD)                                  PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND__________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(NO-LOAD)                                     PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND___________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND____________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(NO-LOAD)                   PORTFOLIO MANAGERS:  SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITESSM FUND______________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(NO-LOAD)                 TEAM MANAGED:  MARIO J. GABELLI, CFA, MARC J. GABELLI,
                                         LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND____________________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI ABC FUND_____________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD) PORTFOLIO
MANAGER: MARIO J. GABELLI, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                    PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND_________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

An investment in the above Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GLOBAL  SERIES
     GABELLI GLOBAL TELECOMMUNICATIONS FUND
     Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

     GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
     Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD) PORTFOLIO MANAGER: HART WOODSON

     GABELLI  GLOBAL  INTERACTIVE  COUCH   POTATO(R) FUND
     Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.
     (NO-LOAD)  PORTFOLIO                               MANAGER: MARC J. GABELLI

     GABELLI GLOBAL OPPORTUNITY FUND
     Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
     (NO-LOAD)                PORTFOLIO MANAGERS: MARC J. GABELLI & CAESAR BRYAN

GABELLI GOLD FUND_____________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL  GROWTH  FUND  ___________________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(NO-LOAD)                                       PORTFOLIO MANAGER:  CAESAR BRYAN

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                                 1-800-GABELLI
(1-800-422-3554) o FAX: 1-914-921-5118 o WWW.GABELLI.COM o INFO@GABELLI.COM
                   ONE CORPORATE CENTER, RYE, NEW YORK 10580

                       Gabelli Equity Series Funds, Inc.
                       THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                         by calling 1-800-GABELLI after
                                   6:00 P.M.)

BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             Robert J. Morrissey
CHAIRMAN AND CHIEF                                ATTORNEY-AT-LAW
INVESTMENT OFFICER                                MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                               Karl Otto Pshl
FORMER SENIOR VICE PRESIDENT                      FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK                      DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Anthony R. Pustorino
ATTORNEY-AT-LAW                                   CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                         PROFESSOR, PACE UNIVERSITY

Vincent D. Enright                                Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                      MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                       BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                                    OFFICERS

Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
GAB443Q299SR

[picture ommitted]

THE
GABELLI
SMALL CAP
GROWTH
FUND

THIRD QUARTER REPORT
JUNE 30, 1999